SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT - MARCH 20, 2001
                        (DATE OF EARLIEST EVENT REPORTED)



                               HS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                           COMMISSION FILE NO. 0-18886


DELAWARE                                                             94-3036864
(STATE OF INCORPORATION)                                       (I.R.S. EMPLOYER
                                                            IDENTIFICATION NO.)

ONE MARITIME PLAZA, 15TH FLOOR,
SAN FRANCISCO, CALIFORNIA                                                 94111
(ADDRESS OF PRINCIPAL                                                (ZIP CODE)
EXECUTIVE OFFICES)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (415) 433-5795


                                Page 1 of 5 pages

                                    FORM 8-K

                               HS RESOURCES, INC.


                                 March 20, 2001


ITEM 5.  OTHER EVENTS.

         In accordance with EITF Issue 00-10, "Accounting for shipping and handling costs" in its year end financial statements, HS Resources retroactively restated transportation costs as an expense rather than as a reduction to revenue for all periods presented in the December 31, 2000 Form 10-K. This change does not impact our net income or operating cash flow. The amounts reflect payments made by HS Resources to its wholly owned subsidiary, HS Gathering, pursuant to gathering and transportation agreements. The following tables reflect the restatement for 2000 and 1999 by quarter.

                                                                 Quarterly and Year End Data - 2000
                                                                   Quarter Ended                            Year Ended
                                               ---------------------------------------------------------
                                               March 31,     June 30,     September 30,     December 31,   December 31,
                                               ----------------------     -------------     ------------   ------------
                                                 2000          2000           2000              2000            2000
                                               ---------     --------      ------------     ------------   ------------
                                                                         (In thousands)
Oil & gas sales before reclassification        $58,139       $63,589       $  66,163        $ 89,394       $ 277,285
Transportation costs reclassified                3,907         3,977           3,708           3,856          15,448
                                               -------       -------       ---------        --------       ---------
Total oil and gas sales as adjusted            $62,046       $67,566       $  69,871        $ 93,250       $ 292,733
                                               =======       =======       =========        ========       =========

Total revenues as adjusted                     $86,430       $99,749       $ 109,856        $162,548       $ 458,583
                                               =======       =======       =========        ========       =========

Total expenses before reclassification         $66,180       $77,328       $  83,490        $117,560       $ 344,558
Transportation costs reclassified                3,907         3,977           3,708           3,856          15,448
                                               -------       -------       ---------        --------       ---------
Total expenses as adjusted                     $70,087       $81,305       $  87,198        $121,416       $ 360,006
                                               =======       =======       =========        ========       =========

                                                                 Quarterly and Year End Data - 1999
                                                                   Quarter Ended                            Year Ended
                                               ---------------------------------------------------------
                                               March 31,     June 30,     September 30,     December 31,   December 31,
                                               ----------------------     -------------     ------------   ------------
                                                 1999          1999           1999              1999            1999
                                               ---------     --------      ------------     ------------   ------------
                                                                         (In thousands)
Oil & gas sales before reclassification        $36,088       $36,720       $  43,473        $ 48,379       $ 164,660
Transportation costs reclassified                3,561         3,654           3,608           3,533          14,356
                                               -------       -------       ---------        --------       ---------
Total oil and gas sales as adjusted            $39,649       $40,374       $  47,081        $ 51,912       $ 179,016
                                               =======       =======       =========        ========       =========

Total revenues as adjusted                     $51,629       $54,983       $  61,099        $ 75,995       $ 243,706
                                               =======       =======       =========        ========       =========

Total expenses before reclassification         $47,897       $51,137       $  49,723        $ 61,714       $ 210,471
Transportation costs reclassified                3,561         3,654           3,608           3,533          14,356
                                               -------       -------       ---------        --------       ---------
Total expenses as adjusted                     $51,458       $54,791       $  53,331        $ 65,247       $ 224,827
                                               =======       =======       =========        ========       =========

                                Page 2 of 5 pages

                                                                Consolidated Statement of Operations
                                                                 Quarterly and Year End Data - 2000
                                                                   Quarter Ended                            Year Ended
                                               ---------------------------------------------------------
                                               March 31,     June 30,     September 30,     December 31,   December 31,
                                               ----------------------     -------------     ------------   ------------
                                                 2000          2000           2000              2000            2000
                                               ---------     --------      ------------     ------------   ------------
                                                                         (In thousands)
Revenues:
  Oil & gas sales                              $62,046       $67,566       $  69,871        $ 93,250       $ 292,733
  Trading and transportation                    18,645        25,181          32,857          63,231         139,914
  Other gas revenues                             2,007         2,396           2,295           1,491           8,189
  Gathering and transmission system
    revenues                                     3,108         3,256           3,199           2,922          12,485
  Income from interest in gathering plant          365           358             549             940           2,212
  Interest and other income                        259           992           1,085             714           3,050
                                               -------       -------       ---------        --------       ---------
    Total revenues                              86,430        99,749         109,856         162,548         458,583
                                               -------       -------       ---------        --------       ---------
Expenses:
  Production taxes                               5,468         5,775           6,108           8,767          26,118
  Lease operating                                7,024         8,039           7,438           7,568          30,069
  Cost of trading and transportation            17,112        24,680          31,059          59,654         132,505
  Gas transportation and gathering
    expenses                                     3,907         3,977           3,708           3,856          15,448
  Gathering and transmission system
   operating expense                             1,215         1,364           1,346           1,497           5,422
  DD&A                                          14,855        15,166          14,497          15,849          60,367
  Exploratory and abandonment                    2,668         3,860           4,423           5,769          16,720
  Geological and geophysical                     3,550         3,661           2,756           3,112          13,079
  Impairment and loss (gain) on sales
    of oil and gas properties                      100            61           2,220              46           2,427
  General and administrative                     2,026         2,030           1,265           3,291           8,612
  Interest                                      12,162        12,692          12,378          12,007          49,239
                                               -------       -------       ---------        --------       ---------
    Total expenses                              70,087        81,305          87,198         121,416         360,006
                                               -------       -------       ---------        --------       ---------
Income before provision
  for income taxes                              16,343        18,444          22,658          41,132          98,577

Provision for income taxes                       6,227         7,027           8,862          15,836          37,952
                                               -------       -------       ---------        --------       ---------
Net income                                     $10,116       $11,417       $  13,796        $ 25,296       $  60,625
                                               =======       =======       =========        ========       =========
Net income per share - basic                   $  0.54       $  0.62       $    0.75        $   1.40       $    3.29
                                               =======       =======       =========        ========       =========
Net income per share - diluted                 $  0.53       $  0.60       $    0.72        $   1.34       $    3.18
                                               =======       =======       =========        ========       =========
Outstanding shares - basic                      18,813        18,471          18,333          18,063          18,420
                                               =======       =======       =========        ========       =========
Outstanding shares - diluted                    19,161        19,186          19,130          18,891          19,092
                                               =======       =======       =========        ========       =========
Operating cash flow (a)                        $37,516       $41,192       $  46,554        $ 65,908       $ 191,170
                                               =======       =======       =========        ========       =========
Operating cash flow per share - diluted        $  1.96       $  2.15       $    2.43        $   3.49           10.01
                                               =======       =======       =========        ========       =========

(a) Net income before geological and geophysical, exploratory and abandonment, depreciation, depletion and amortization, impairment and loss on sales of oil and gas properties and income taxes.

                                                                          Summary Price Data
                                                                 Quarterly and Year End Data - 2000
                                                                   Quarter Ended                            Year Ended
                                               ---------------------------------------------------------
                                               March 31,     June 30,     September 30,     December 31,   December 31,
                                               ----------------------     -------------     ------------   ------------
                                                 2000          2000           2000              2000            2000
                                               ---------     --------      ------------     ------------   ------------
Average oil price (Bbl)                        $ 20.42       $ 24.70       $   28.07        $  28.68       $   25.51
Average gas price (Mcf)                        $  2.96       $  3.00       $    3.14        $   4.18       $    3.33
Average price (Mcfe)                           $  3.06       $  3.23       $    3.46        $   4.30       $    3.52
Average price (Boe)                            $ 18.34       $ 19.37       $   20.77        $  25.81       $   21.14

                                Page 3 of 5 pages

                                                                Consolidated Statement of Operations
                                                                 Quarterly and Year End Data - 1999
                                                                   Quarter Ended                            Year Ended
                                               ---------------------------------------------------------
                                               March 31,     June 30,     September 30,     December 31,   December 31,
                                               ----------------------     -------------     ------------   ------------
                                                 1999          1999           1999              1999            1999
                                               ---------     --------      ------------     ------------   ------------
                                                                         (In thousands)
Revenues:
  Oil & gas sales                              $39,649       $40,374       $  47,081        $ 51,912       $ 179,016
  Trading and transportation                     9,300        11,978          11,596          19,788          52,662
  Other gas revenues                             2,524         2,518           2,281           2,809          10,132
  Gathering and transmission system
    revenues                                        --            --              --           1,216           1,216
  Income from interest in gathering plant           --            --              --              70              70
  Interest and other income                        156           113             141             200             610
                                               -------       -------       ---------        --------       ---------
    Total revenues                              51,629        54,983          61,099          75,995         243,706
                                               -------       -------       ---------        --------       ---------
Expenses:
  Production taxes                               2,148         2,137           3,372           2,652          10,309
  Lease operating                                6,691         7,470           6,776           7,077          28,014
  Cost of trading and transportation             8,982        11,464          10,997          18,124          49,567
  Gas transportation and gathering
    expenses                                     3,561         3,654           3,608           3,533          14,356
  Gathering and transmission system
    operating expense                               --            --              --             386             386
  DD&A                                          14,198        13,203          13,070          13,929          54,400
  Exploratory and abandonment                    2,018         2,722           4,359           4,426          13,525
  Geological and geophysical                     2,022         1,465           1,293           2,057           6,837
  Impairment and loss (gain) on sales
    of oil and gas properties                       --         1,100          (2,328)             57          (1,171)
  General and administrative                     1,409         1,066           1,467           1,881           5,823
  Interest                                      10,429        10,510          10,717          11,125          42,781
                                               -------       -------       ---------        --------       ---------
    Total expenses                              51,458        54,791          53,331          65,247         224,827
                                               -------       -------       ---------        --------       ---------
Income before provision
  for income taxes                                 171           192           7,768          10,748          18,879

Provision for income taxes                          65            73           2,959           4,096           7,193
                                               -------       -------       ---------        --------       ---------
Net income                                     $   106       $   119       $   4,809        $  6,652       $  11,686
                                               =======       =======       =========        ========       =========
Net income per share - basic                   $  0.01       $  0.01       $    0.26        $   0.35       $    0.63
                                               =======       =======       =========        ========       =========
Net income per share - diluted                 $  0.01       $  0.01       $    0.25        $   0.35       $    0.62
                                               =======       =======       =========        ========       =========
Outstanding shares - basic                      18,419        18,773          18,798          18,798          18,697
                                               =======       =======       =========        ========       =========
Outstanding shares - diluted                    18,419        18,895          19,131          19,107          18,888
                                               =======       =======       =========        ========       =========
Operating cash flow (a)                        $18,409       $18,682       $  24,162        $ 31,217       $  92,470
                                               =======       =======       =========        ========       =========
Operating cash flow per share - diluted        $  1.00       $  0.99       $    1.26        $   1.63       $    4.90
                                               =======       =======       =========        ========       =========

(a) Net income before geological and geophysical, exploratory and abandonment, depreciation, depletion and amortization, impairment and loss on sales of oil and gas properties and income taxes.

                                                                         Summary Price Data
                                                                 Quarterly and Year End Data - 1999
                                                                   Quarter Ended                            Year Ended
                                               ---------------------------------------------------------
                                               March 31,     June 30,     September 30,     December 31,   December 31,
                                               ----------------------     -------------     ------------   ------------
                                                 1999          1999           1999              1999            1999
                                               ---------     --------      ------------     ------------   ------------
Average oil price (Bbl)                        $ 12.80       $ 13.78       $  20.04         $ 16.24        $   15.70
Average gas price (Mcf)                        $  2.29       $  2.18       $   2.39         $  2.73        $    2.40
Average price (Mcfe)                           $  2.26       $  2.20       $   2.57         $  2.72        $    2.44
Average price (Boe)                            $ 13.57       $ 13.21       $  15.41         $ 16.35        $   14.66

                                Page 4 of 5 pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                        HS RESOURCES, INC.



                                        By:   /s/ JAMES M. PICCONE
                                           ------------------------------------
                                           James M. Piccone
                                           Vice President



Dated:  March 20, 2001.



                                Page 5 of 5 pages